Rule 497(e)

Registration Nos. 333-289838 and 811-24117

Corgi ETF Trust I

(the “Trust”)

Corgi SK hynix 2x Daily ETF

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

July 8, 2026

Supplement to the Prospectus and
Statement of Additional Information (“SAI”),
each dated June 1, 2026

Effective immediately, the Prospectus of the Corgi SK hynix 2x Daily ETF (the “Fund”), a series of Corgi ETF Trust I (the “Trust”), is supplemented as set forth below. Capitalized terms used but not defined in this supplement have the meanings given to them in the Prospectus.

The following disclosure is added to the end of the “Principal Investment Strategies” section of the Fund’s summary, and to the corresponding disclosure in the “Additional Information About the Funds” section of the Prospectus:

The Adviser will monitor on an ongoing basis to verify that material information about SK hynix is available in English on its website, through an electronic information delivery system generally available to the public in SK hynix’s primary trading market, or otherwise available on websites accessible to U.S. investors, including: (a) information that SK hynix has made public or been required to make public pursuant to the laws of the country of its incorporation, organization, or domicile; (b) information that SK hynix has filed or been required to file with the principal stock exchange in its primary trading market on which its securities are traded and that has been made public by that exchange; or (c) information that SK hynix has distributed or been required to distribute to its security holders.

The following risk factor is added to the “Principal Risks of Investing in the Fund” section of the Fund’s summary, and to the corresponding risk disclosure in the “Additional Information About the Funds” section of the Prospectus:

Foreign Issuer Information Risk. SK hynix is a foreign issuer whose securities are not registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and SK hynix is not subject to the periodic reporting requirements of the Exchange Act. The Fund and the Adviser rely on information that SK hynix publishes or is required to make publicly available in its home jurisdiction, and on the exemption from registration under Section 12(g) of the Exchange Act provided by Rule 12g3-2(b) thereunder. To the extent the Adviser determines that material information about SK hynix is not available in English and generally made available to the public in the manner described above in the “Principal Investment Strategies” section, investors in the Fund may not be able to gather information on which to make investment decisions. In such circumstances, the Adviser will advise the Fund’s Board of Trustees of the circumstances, and the Board may make a determination to cease operations of the Fund. In such circumstances, the Fund may close out or liquidate its positions and distribute cash to shareholders, or the Board may take such other actions as it deems most appropriate for, and in the best interest of, shareholders under the circumstances.

Please Keep This Supplement With Your Prospectus For Future Reference